                                                                     EXHIBIT 99


FOR IMMEDIATE RELEASE                                             July 16, 2001
FOR FURTHER INFORMATION CONTACT
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                         SECOND QUARTER RESULTS REPORTED


         Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation reported increased earnings for the second quarter of 2001. Income before extraordinary item for the quarter ended June 30, 2001, was $7.1 million or $.34 basic earnings per share compared to $6.0 million or $.29 for the quarter ended June 30, 2000, an increase of 17.2 percent. Year-to-date earnings before extraordinary item were $13.8 million or $.67 basic earnings per share compared to $12.0 million and earnings per share of $.58 for the six months ended June 30, 2000, an increase of 15.5 percent. The consistent growth of earnings for the past fourteen quarters helped place Local in the Russell 2000 Financial Services Index effective June 30, 2001 with its current market capitalization of approximately $300 million.

         Net interest income of $21.3 million for the quarter was 12.1 percent higher than last year. "Net interest margin of 3.47 percent compares favorably with the first quarter of this year, despite the rapidity of the Federal Reserve in lowering interest rates which reduces asset yields quicker than funding costs," stated Edward A. Townsend, Chairman and CEO. Noninterest income rose during the second quarter at an annualized rate of 20 percent above the first quarter of the year and 18 percent over 2000. The Company's efficiency ratio of
55.7 percent for the second quarter reflects a continuing emphasis on controlling expenses. The Company reported an annualized return on assets of
1.09 percent and a return on equity of 17.11 percent.

         "The extensive experience of our credit underwriting team is evident as asset and credit quality have not been compromised despite Local's robust commercial loan growth," commented Mr. Townsend. The Company's non-performing assets totaled $9.4 million at June 30, 2001, representing .36 percent of total assets, unchanged from June 30, 2000. The Company's loss reserves at June 30, 2001 exceeded nonperforming loans by over three times.

         LocalLink(TM), web-based banking, has now been extended to our consumer customers. Commercial customers already had this capability at their disposal. All account information can be accessed using web browser technology via the customer's Internet Service Provider or through a direct dial-up connection. Moreover, LocalLink(TM) uses SSL 128-bit encryption to ensure the safety and security of customer financial information. The Bank has also begun offering business check cards to all commercial customers and their employees. The business check cards will allow commercial customers multiple card access to a single deposit account to enable payments on a checkless basis.

         "We are confident that Local Financial Corporation is in an excellent position to consistently and prudently grow its statewide banking franchise and to increase shareholder value," stated Mr. Townsend.

         Local Financial, with assets of $2.6 billion, is the parent company of Local Oklahoma Bank, N.A. which operates 51 branches across Oklahoma with particular emphasis on the state's three largest markets, Oklahoma City, Tulsa and Lawton.

For any questions please contact Richard L. Park, (405) 841-2298.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   Local Financial Corporation and Subsidiary
                        Summary Statements of Operations
                                   (unaudited)

                                              For the Three Months                               For the Six Months
                                                 Ended June 30,                                     Ended June 30,
                                     --------------------------------------------    -------------------------------------------
                                         2001             2000         % Change          2001           2000           % Change
                                     ------------    ------------    ------------    ------------   ------------     -----------
                                                                     (dollars in thousands)
Interest Income                      $     47,949    $     45,526            5.3%   $     96,840    $     91,326             6.0%
Interest Expense                           26,638          26,514            0.5          54,884          53,276             3.0
                                     ------------    ------------                   -------------   ------------

   NET INTEREST INCOME                     21,311          19,012           12.1          41,956          38,050            10.3

Provision for Loan Losses                   1,150             500          130.0           1,900           1,000            90.0

Noninterest Income                          5,521           4,682           17.9          10,122           8,947            13.1
Noninterest Expense                        15,158          13,769           10.1          29,608          27,211             8.8
                                     ------------    ------------                   -------------   ------------

   INCOME BEFORE TAXES AND
     EXTRAORDINARY ITEM                    10,524           9,425           11.7          20,570          18,786             9.5

Tax Provision                               3,472           3,405            2.0           6,743           6,786            (0.6)
                                     ------------    ------------                   -------------   ------------

   INCOME BEFORE
     EXTRAORDINARY ITEM                     7,052           6,020           17.1          13,827          12,000            15.2

Extraordinary Item--Purchase and
   Retirement of Senior notes, net
   of tax                                      (1)             --             --              (4)           (871)          (99.5)
                                     ------------    ------------                   -------------   ------------

       NET INCOME                    $      7,051    $      6,020           17.1%   $     13,823    $     11,129            24.2%
                                     ============    ============   ============    ============    ============    ============

Earnings per Share Before
  Extraordinary Item:
   Basic                             $       0.34    $       0.29           17.2%   $       0.67    $       0.58            15.5%
   Diluted                           $       0.33    $       0.29           13.8%   $       0.65    $       0.58            12.1%
Earnings per Share - Net Income:
   Basic                             $       0.34    $       0.29           17.2%   $       0.67    $       0.54            24.1%
   Diluted                           $       0.33    $       0.29           13.8%   $       0.65    $       0.54            20.4%

Average Shares Outstanding:
   Basic                               20,539,209      20,537,209                     20,539,032      20,537,209
   Diluted                             21,226,583      20,537,209                     21,181,118      20,537,209

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)



                                                               (unaudited)                          (unaudited)
                                                            SIX MONTHS ENDED                    THREE MONTHS ENDED
                                                                 JUNE 30,                            JUNE 30,
                                                          ---------------------    PERCENT     ---------------------    PERCENT
                                                            2001         2000      CHANGE        2001         2000      CHANGE
                                                          ---------   ---------   ---------    ---------   ---------   ---------
SELECTED FINANCIAL RATIOS:

Yield on earning assets                                        8.01%       8.10%       (1.1)        7.80%       8.15%       (4.3)
Cost of funds                                                  5.01        5.21        (3.8)        4.79        5.25        (8.8)
Interest rate spread                                           3.00        2.89         3.8         3.01        2.90         3.8
Net interest margin                                            3.45        3.38         2.1         3.47        3.40         2.1
Return on average assets before extraordinary item             1.09        1.03         5.8         1.10        1.04         5.8
Return on average equity before extraordinary item            17.11       18.40        (7.0)       16.97       18.12        (6.3)
Stockholders' equity to total assets at June 30                6.63        5.80        14.3



                                      (unaudited)                          (unaudited)
                                   SIX MONTHS ENDED                     THREE MONTHS ENDED
                                        JUNE 30,                             JUNE 30,
                                 ----------------------    PERCENT     ----------------------    PERCENT
                                   2001         2000        CHANGE        2001        2000        CHANGE
                                 ---------    ---------    ---------   ---------    ---------    ---------
INCOME STATEMENT DATA:

Net interest income              $  41,956       38,050         10.3      21,311       19,012         12.1
Provision for loan losses           (1,900)      (1,000)        90.0      (1,150)        (500)       130.0
Noninterest income                  10,122        8,947         13.1       5,521        4,682         17.9
Noninterest expense                 29,608       27,211          8.8      15,158       13,769         10.1
Net income                          13,823       11,129         24.2       7,051        6,020         17.1



                                                          (unaudited)                  PERCENT
                                                           06/30/01      12/31/00       CHANGE
                                                          -----------   -----------   -----------
FINANCIAL CONDITION DATA:

Total assets                                              $ 2,591,348     2,377,011           9.0
Loans receivable, net                                       1,871,352     1,848,876           1.2
Securities available for sale                                 513,091       354,048          44.9
Deposits                                                    1,792,558     1,931,793          (7.2)
Advances from the Federal Home Loan Bank of Topeka            500,026       190,028         163.1
Senior notes                                                   41,010        41,160          (0.4)
Stockholders' equity                                          171,738       156,271           9.9
Allowance for loan losses                                      27,680        28,345          (2.3)

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                                                                      THREE MONTHS ENDED
                                                            ----------------------------------------------------------------------
                                                              06/30/01      03/31/01      12/31/00      09/30/00        06/30/00
                                                            ------------  ------------  ------------   ------------   ------------
INTEREST AND DIVIDEND INCOME:
  Loans                                                     $     38,003        39,311        43,207         40,712         37,490
  Securities available for sale                                    9,071         8,165         7,122          6,642          7,199
  Federal Home Loan Bank of Topeka and
   Federal Reserve Bank stock                                        499           417           401            373            326
  Other investments                                                  376           998           259            160            511
                                                            ------------  ------------  ------------   ------------   ------------
Total interest and dividend income                                47,949        48,891        50,989         47,887         45,526

INTEREST EXPENSE:
  Deposit accounts                                                19,461        22,417        24,155         22,394         21,468
  Advances from the Federal Home Loan Bank of Topeka               5,435         4,130         4,257          4,382          3,581
  Securities sold under agreements to repurchase and other           530           486           518            365            190
  Notes payable                                                    1,212         1,213         1,231          1,274          1,275
                                                            ------------  ------------  ------------   ------------   ------------
Total interest expense                                            26,638        28,246        30,161         28,415         26,514

Net interest and dividend income                                  21,311        20,645        20,828         19,472         19,012
  Provision for loan losses                                       (1,150)         (750)       (1,200)          (500)          (500)
                                                            ------------  ------------  ------------   ------------   ------------
Net interest and dividend income after                            20,161        19,895        19,628         18,972         18,512
 provision for loan losses

NONINTEREST INCOME:
  Deposit related income                                           3,805         3,117         3,210          3,275          3,610
  Loan fees and loan service charges                                 674           505           489            434            430
  Net gains on sale of assets                                        201           105           112            223            147
  Other                                                              841           874           739            504            495
                                                            ------------  ------------  ------------   ------------   ------------
Total noninterest income                                           5,521         4,601         4,550          4,436          4,682

NONINTEREST EXPENSE:
  Compensation and employee benefits                               8,630         7,822         8,385          7,871          7,869
  Deposit insurance premiums                                          90            90            92             94             95
  Equipment and data processing                                    1,615         1,624         1,465          1,628          1,881
  Occupancy                                                          921           970           838          1,039            884
  Advertising                                                         86           103           180            153            144
  Professional fees                                                  253           411           316            217            177
  Other                                                            3,563         3,430         2,278          2,749          2,719
                                                            ------------  ------------  ------------   ------------   ------------
Total noninterest expense                                         15,158        14,450        13,554         13,751         13,769
                                                            ------------  ------------  ------------   ------------   ------------
Income before income taxes and extraordinary item                 10,524        10,046        10,624          9,657          9,425

  Provision for income taxes                                       3,472         3,271         4,049          3,496          3,405
                                                            ------------  ------------  ------------   ------------   ------------
Income before extraordinary item                            $      7,052         6,775         6,575          6,161          6,020
                                                            ------------  ------------  ------------   ------------   ------------
Extraordinary item - purchase and
 retirement of senior notes, net of tax                               (1)           (3)          (51)            --             --
                                                            ------------  ------------  ------------   ------------   ------------
Net income                                                  $      7,051         6,772         6,524          6,161          6,020
                                                            ============  ============  ============   ============   ============

Earnings per share:
  Income before extraordinary item:
    Basic                                                   $       0.34          0.33          0.32           0.30           0.29
                                                            ============  ============  ============   ============   ============
    Diluted                                                 $       0.33          0.32          0.32           0.30           0.29
                                                            ============  ============  ============   ============   ============
  Net income:
    Basic                                                   $       0.34          0.33          0.32           0.30           0.29
                                                            ============  ============  ============   ============   ============
    Diluted                                                 $       0.33          0.32          0.31           0.30           0.29
                                                            ============  ============  ============   ============   ============

Average shares outstanding:
    Basic                                                     20,539,209    20,538,853    20,537,209     20,537,209     20,537,209
                                                            ============  ============  ============   ============   ============
    Diluted                                                   21,226,583    21,131,920    20,769,374     20,537,209     20,537,209
                                                            ============  ============  ============   ============   ============

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                   (unaudited)                              (unaudited)
                                                                    06/30/01      12/31/00    % Change      06/30/00    % Change
                                                                   -----------   ----------- -----------   -----------  ----------
ASSETS

Cash and due from banks                                            $    38,536        39,571        (2.6)  $    35,444         8.7
Interest bearing deposits with other banks                              26,200         4,400       495.5         6,000       336.7
Securities available for sale                                          513,091       354,048        44.9       413,052        24.2
Loans receivable, net of allowance for loan losses of $27,680 at June 30, 2001; $28,345 at December 31, 2000; and
   $28,313 at June 30, 2000                                          1,871,352     1,848,876         1.2     1,804,824         3.7
Federal Home Loan Bank of Topeka and Federal Reserve
  Bank stock, at cost                                                   28,785        19,417        48.2        17,591        63.6
Premises and equipment, net                                             37,980        37,865         0.3        37,442         1.4
Assets acquired through foreclosure and repossession, net                1,014           881        15.1           418       142.6
Intangible assets, net                                                  16,218        16,888        (4.0)       17,557        (7.6)
Current and deferred taxes, net                                          6,712         6,976        (3.8)       14,247       (52.9)
Other assets                                                            51,460        48,089         7.0        21,086       144.0
                                                                   -----------   -----------               -----------
           Total assets                                            $ 2,591,348     2,377,011         9.0   $ 2,367,661         9.4
                                                                   ============  =========== ===========   ===========  ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand                                                        $   623,076       606,752         2.7   $   480,312        29.7
     Savings                                                            66,735        62,907         6.1        70,566        (5.4)
     Time                                                            1,102,747     1,262,134       (12.6)    1,314,728       (16.1)
                                                                   -----------   -----------               -----------
           Total deposits                                            1,792,558     1,931,793        (7.2)    1,865,606        (3.9)

Advances from the Federal Home Loan Bank of Topeka                     500,026       190,028       163.1       276,156        81.1
Securities sold under agreements to repurchase and other                66,207        38,214        73.3        20,135       228.8
Senior notes                                                            41,010        41,160        (0.4)       43,160        (5.0)
Other liabilities                                                       19,809        19,545         1.4        25,228       (21.5)
                                                                   -----------   -----------               -----------
           Total liabilities                                         2,419,610     2,220,740         9.0     2,230,285         8.5
                                                                   -----------   -----------               -----------
Commitments and contingencies

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,539,269 shares issued and 20,539,209 shares outstanding at June 30, 2001 and 20,537,269 shares issued and
      20,537,209 shares outstanding at December 31, 2000 and               205           205          --           205          --
      June 30, 2000
   Preferred Stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                      --            --          --            --          --
   Additional paid-in capital                                          206,777       206,758          --       206,758          --
   Retained earnings                                                   109,826        96,003        14.4        83,318        31.8
   Treasury stock, 60 shares, at cost                                 (151,274)     (151,274)         --      (151,274)         --
   Accumulated other comprehensive income                                6,204         4,579        35.5        (1,631)      480.4
                                                                   -----------   -----------               -----------
           Total stockholders' equity                                  171,738       156,271         9.9       137,376        25.0
                                                                   -----------   -----------               -----------

           Total liabilities and stockholders' equity              $ 2,591,348     2,377,011         9.0   $ 2,367,661         9.4
                                                                   ============  =========== ===========   ===========  ==========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)


                                                                         (unaudited)                      (unaudited)
                                                                    06/30/01     03/31/01    Net Change     06/30/00   Net Change
                                                                    ---------    ---------   ----------     ---------  ----------
Non-accruing loans:
   Single-family residential                                        $   2,820        3,951       (1,131)    $   3,653        (833)
   Commercial                                                           4,847        3,283        1,564         2,793       2,054
   Construction                                                            --           62          (62)           --          --
   Consumer                                                               586          930         (344)          800        (214)
                                                                    ---------    ---------   ----------     ---------  ----------
      Total                                                         $   8,253        8,226           27     $   7,246       1,007

Accruing loans 90 days or more delinquent:
   Single-family residential                                        $      --           --           --     $      50         (50)
   Commercial                                                              97           30           67           860        (763)
   Construction                                                            --           --           --            --          --
   Consumer                                                                --           59          (59)           29         (29)
                                                                    ---------    ---------   ----------     ---------  ----------
      Total                                                         $      97           89            8     $     939        (842)

Foreclosed Assets:
   Single-family residential                                        $     414          302          112     $      67         347
   Commercial                                                             488          414           74           243         245
   Construction                                                            --           --           --            --          --
   Consumer                                                               112          223         (111)          108           4
                                                                    ---------    ---------   ----------     ---------  ----------
      Total foreclosures                                            $   1,014          939           75     $     418         596
                                                                    ---------    ---------   ----------     ---------  ----------

Total non-performing assets                                         $   9,364        9,254          110     $   8,603         761
                                                                    =========    =========   ==========     =========  ==========


Total non-performing assets as a percentage of total assets              0.36%        0.36%                      0.36%
                                                                    =========    =========                  =========

Total non-performing loans as a percentage of total allowance           30.17%       29.67%                     28.91%
                                                                    =========    =========                  =========

Total non-performing assets as a percentage of total loans               0.49%        0.49%                      0.47%
                                                                    =========    =========                  =========

Total non-performing loans as a percentage of total loans                0.44%        0.44%                      0.45%
                                                                    =========    =========                  =========

Total non-performing loans as a percentage of total capital              4.86%        5.04%                      5.96%
                                                                    =========    =========                  =========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)
                                   (unaudited)


                                          THREE MONTHS ENDED
                                               JUNE 30,
                                      ------------------------
                                         2001          2000
                                      ----------    ----------
Beginning Balance                     $   28,027        28,727

Provision                                  1,150           500

Charge-Offs
     Commercial                             (717)         (657)
     Consumer                               (669)         (499)
     Residential                            (194)          (21)
                                      ----------    ----------
          Total Charge-Offs               (1,580)       (1,177)
                                      ----------    ----------
Recoveries                                    83           263
                                      ----------    ----------
Net Losses                                (1,497)         (914)
                                      ----------    ----------
Ending Balance                        $   27,680        28,313
                                      ==========    ==========





                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in thousands)


                                            (unaudited)
                                          SIX MONTHS ENDED          YEAR ENDED
                                              JUNE 30,              DECEMBER 31,
                                      -------------------------     ----------
                                         2001           2000           2000
                                      ----------     ----------     ----------
Beginning Balance                     $   28,345         28,297     $   28,297

Provision                                  1,900          1,000          2,700

Charge-Offs
     Commercial                           (1,135)          (922)        (1,725)
     Consumer                             (1,380)          (754)        (1,818)
     Residential                            (320)           (85)          (164)
                                      ----------     ----------     ----------
          Total Charge-Offs               (2,835)        (1,761)        (3,707)
                                      ----------     ----------     ----------
Recoveries                                   270            777          1,055
                                      ----------     ----------     ----------
Net Losses                                (2,565)          (984)        (2,652)
                                      ----------     ----------     ----------
Ending Balance                        $   27,680         28,313     $   28,345
                                      ==========     ==========     ==========

Net Losses To Average Loans                 0.14%          0.06%          0.15%
                                      ==========     ==========     ==========